SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2016

CLEARSIGN COMBUSTION CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry into a Material Agreement.

On December 7, 2016, ClearSign Combustion Corporation (the “Company”) commenced a rights offering to its shareholders whereby they will have the opportunity to purchase additional securities in the Company (“Rights Offering”). Pursuant to the Rights Offering, the Company will distribute, at no charge to holders of record of the Company’s common stock as of December 19, 2016, non-transferable subscription rights to purchase up to 2,594,082 units (“Units”), with each Unit consisting of one share of the Company’s common stock and a two year warrant to purchase one share of the Company’s common stock (the “Rights Offering”), at a purchase price of $4.00 per Unit, all as set forth in a prospectus supplement filed on December 7, 2016 with the Securities and Exchange Commission (the “Prospectus Supplement”).

In connection with the rights offering, the Company entered into a Dealer Manager and Placement Agent Agreement (the “Agreement”) with MDB Capital Group, LLC (“MDB”).

Dealer Manager Services

Pursuant to the Agreement, the Company engaged MDB as the exclusive dealer-manager in connection with the Company’s planned shareholder Rights Offering. Under the terms and subject to the conditions contained in the Agreement, MDB will provide market assistance in connection with the conduct of the Rights Offering, financial advice to the Company in connection with the Rights Offering, respond to requests for information and materials relating to the Rights Offering in coordination with the information agent and, in accordance with customary practice, solicit the exercise of the subscription rights and subscriptions for the Units. As compensation for its dealer manager services, the Company will either (i) pay a cash fee equal to 6.0% of the gross proceeds from the sale of Units to the Company’s shareholders in the Rights Offering or (ii) with the agreement of MDB, issue to MDB and its designees that number of Units equal to 6.0% of the number of Units sold to the Company’s shareholders in the Rights Offering.

Placement Agent Services

Under the terms and subject to the conditions contained in the Agreement, MDB has agreed to arrange for the Company to sell, on a best efforts, no minimum basis, those Units (“Offered Units”) not subscribed for by the Company’s shareholders in the Rights Offering. The Offered Units will be identical to the Units offered in the Rights Offering. The offering of the Offered Units will be made through MDB on behalf of the Company to both retail and institutional investors. The offering of the Offered Units will be completed no later than January 31, 2017. As compensation for MDB’s placement agent services, the Company will either (i) pay a cash fee equal to 6.0% of the gross proceeds from the sale of Offered Units or (ii) with the agreement of MDB, issue to MDB and its designees that number of Units equal to 6.0% of the number of Offered Units sold by MDB as placement agent.

The sale by the Company of the Offered Units and the Agreement in general is subject to customary closing conditions, including the absence of any material adverse effect on the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company.

Pursuant to the Agreement, the Company has also agreed to indemnify MDB and its affiliates against certain liabilities arising under the Securities Act of 1933, as amended. MDB will not underwrite and is not otherwise obligated to purchase any of the securities to be issued in the Rights Offering or any of the Offered Units and does not make any recommendation with respect to such securities.

If all of the Units and the Offered Units are sold, the Company expects the net proceeds from the offering to be approximately $9.6 million, after deducting dealer manager and placement agent cash commissions, fees and estimated offering expenses. The Company intends to use the net proceeds from this offering for general corporate and working capital purposes.

A copy of the Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 7.01	Regulation FD Disclosure.

On December 7, 2016, the Company issued a press release announcing the commencement of the Rights Offering. The press release is included as Exhibit 99.9 to this Current Report on Form 8-K and is incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.

The press release is furnished under this Item 7.01 and shall not be deemed filed with the U.S. Securities and Exchange commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the press release shall not be incorporated by reference into any filing we make regardless of general incorporation language in the filing, unless expressly incorporated by reference in such filing.

Item 8.01	Other Events.

In connection with the Rights Offering, the Company is filing items included as Exhibits 4.1, 4.2, 5.1, 10.1, and 99.1 through 99.8 to this Current Report on Form 8-K for the purpose of incorporating such items as exhibits to the Company’s Registration Statement on Form S-3 (Registration No. 333-208784), to which the prospectus supplement dated December 7, 2016 relating to the Rights Offering and the placement of the Offered Units is a part.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Warrant Agent Agreement
4.2	Form of Warrant Certificate, included as an exhibit to the Warrant Agent Agreement, filed as Exhibit 4.1 hereto
5.1	Legal opinion of Mitchell Silberberg & Knupp LLP
10.1	Dealer Manager and Placement Agent Agreement
99.1	Non-transferable Subscription Rights Certificate
99.2	Form of Instructions as to use of ClearSign Combustion Corporation Subscription Rights Certificates
99.3	Form of Letter to Shareholders who are Record Holders
99.4	Form of Letter to Brokers, Dealers, Banks and other Nominees
99.5	Form of Broker Letter to Clients who are Beneficial Holders
99.6	Form of Beneficial Owner Election Form
99.7	Form of Nominee Holder Certification
99.8	Form of Notice of Important Tax Information
99.9	Press release dated December 7, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2016

CLEARSIGN COMBUSTION CORPORATION

By:	/s/ James N. Harmon
James N. Harmon
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Warrant Agent Agreement
4.2	Form of Warrant Certificate, included as an exhibit to the Warrant Agent Agreement, filed as Exhibit 4.1 hereto
5.1	Legal opinion of Mitchell Silberberg & Knupp LLP
10.1	Dealer Manager and Placement Agent Agreement
99.1	Non-transferable Subscription Rights Certificate
99.2	Form of Instructions as to use of ClearSign Combustion Corporation Subscription Rights Certificates
99.3	Form of Letter to Shareholders who are Record Holders
99.4	Form of Letter to Brokers, Dealers, Banks and other Nominees
99.5	Form of Broker Letter to Clients who are Beneficial Holders
99.6	Form of Beneficial Owner Election Form
99.7	Form of Nominee Holder Certification
99.8	Form of Notice of Important Tax Information
99.9	Press release dated December 7, 2016